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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 13, 2002
                                                 ------------------

                      International Dispensing Corporation
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   0-21489                     13-3856324
          --------                   -------                     ----------
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)


     1111 Benfield Blvd., Suite 230
         Millersville, Maryland                            21108
         -----------------------                           -----
 (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code 410-729-0125
                                                   ------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

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Item 9. Regulation FD Disclosure

On September 13, 2002 the Company's President and Chief Executive Officer, Gary
R. Allanson, and Chief Operating Officer and Chief Financial Officer, Edwin S. Tharp submitted on a voluntary basis sworn statements pursuant to SEC Order 4-460. The text of each of these sworn statements is set forth below:

     Statement Under Oath of Principal Executive Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings
                 ----------------------------------------------

I, Gary R. Allanson, state and attest that:

      (1) To the best of my knowledge, based upon a review of the covered reports of International Dispensing Corporation, and except as corrected or supplemented in a subsequent covered report:

      o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

      o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with the independent members of the Company's Board of Directors.

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

            o Report on Form 10-K for the fiscal year ended December 31, 2001 of International Dispensing Corporation;

            o All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of International Dispensing Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

            o     Any amendments to any of the foregoing.

/s/ Gary R. Allanson                     Subscribed and sworn to before me
---------------------                    this 13th of September, 2002
Gary R. Allanson                         /s/ Constance A. Reynolds
President & CEO                          -------------------------
                                         Notary Public
                                         My Commission Expires: AUGUST 1, 2003
                                                                --------------

September 13, 2002

     Statement Under Oath of Principal Financial Officer Regarding Facts and

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                 Circumstances Relating to Exchange Act Filings
                 ----------------------------------------------

I, Edwin S. Tharp, state and attest that:

      (1) To the best of my knowledge, based upon a review of the covered reports of International Dispensing Corporation, and except as corrected or supplemented in a subsequent covered report:

      o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

      o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with the independent members of the Company's Board of Directors.

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

            a. Report on Form 10-K for the fiscal year ended December 31, 2001 of International Dispensing Corporation;

            b. All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of International Dispensing Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

            c.    Any amendments to any of the foregoing.


/s/ Edwin S. Tharp                       Subscribed and sworn to before me
------------------                       this 13th of September, 2002
Edwin S. Tharp                           /s/ Constance A. Reynolds
COO & CFO                                -------------------------
                                         Notary Public
                                         My Commission Expires: August 1, 2003
                                                                --------------

September 13, 2002

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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               INTERNATIONAL DISPENSING CORPORATION



                                By: /s/ Gary Allanson
                                    --------------------------------------
                                    Gary Allanson, Chief Executive Officer

Dated: September 13, 2002